EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K of QNB Corp. (the "Corporation") for the period ended December 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Bret H.Krevolin, Chief Financial Officer, of the Corporation, certify, pursuant to 18 U.S.C. ss.1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that this periodic report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in this report fairly presents, in all material repsects, the financial condition and results of operations of the issuer.

Date:  March 15, 2005                             By:  /s/ Bret H. Krevolin
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                                                       Bret H. Krevolin
                                                       Chief Financial Officer